T. Rowe Price
International Funds, Inc.
     Global Stock Fund
Supplement to prospectus dated March 1, 1997
Effective November 1, 1997, Table 3 on page 4 of the Prospectus will be replaced with the following reflecting the extension of the Global Stock Fund's expense ratio limitation at a lower level (1.20% instead of 1.30%):
Table 3
Expense Ratio Limitations
Limitation Period
Expense Ratio Limitation
Reimbursement Date
Emerging Markets Stocka
11/1/96-10/31/98
1.75%
10/31/00
Global Stock
12/29/97-10/31/99
1.20%
10/31/01
a    The Emerging Markets Stock Fund previously operated under a
1.75% limitation that expired October 31, 1996. The reimbursement period for this limitation extends through October 31, 1998.
b    The Global Stock Fund previously operated under a 1.30%
limitation that expired October 31, 1997. The reimbursement period for this limitation extends through October 31, 1999.
The date of this supplement is October 31, 1997.
                                                C01-041 10/31/97
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